                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of September, 1998.



                                        /s/ R. L. Waltrip
                                        ----------------------------
                                        R. L. Waltrip

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ George R. Champagne
                                        ----------------------------
                                        George R. Champagne

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ Wesley T. McRae
                                        ----------------------------
                                        Wesley T. McRae

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ Anthony L. Coelho
                                        ----------------------------
                                        Anthony L. Coelho

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of September, 1998.



                                        /s/ Jack Finkelstein
                                        ----------------------------
                                        Jack Finkelstein

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ A. J. Foyt, Jr.
                                        ----------------------------
                                        A. J. Foyt, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ James H. Greer
                                        ----------------------------
                                        James H. Greer

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of September, 1998.



                                        /s/ L. William Heiligbrodt
                                        ----------------------------
                                        L. William Heiligbrodt

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ B. D. Hunter
                                        ----------------------------
                                         B. D. Hunter

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of September, 1998.



                                        /s/ John W. Mecom, Jr.
                                        ----------------------------
                                        John W. Mecom, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of September, 1998.



                                        /s/ Clifton H. Morris, Jr.
                                        ----------------------------
                                        Clifton H. Morris, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of September, 1998.



                                        /s/ E. H. Thornton, Jr.
                                        ----------------------------
                                        E. H. Thornton, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of September, 1998.



                                        /s/ W. Blair Waltrip
                                        ----------------------------
                                        W. Blair Waltrip

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments; and (ii) to register or qualify said Securities for sale and to register or license the Company as a broker or dealer in said Securities under the securities or Blue Sky laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statements, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                 The Securities of the Company covered by this power of attorney are:

                 (i) Common Stock, par value $1.00 per share ("Common Stock"), of the Company and any related junior participating preferred stock rights ("Rights");

                 (ii) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness;

                 (iii) Warrants to acquire Common Stock (including any associated Rights of the Company);

                 (iv) Stock purchase contracts ("Stock Purchase Contracts") to purchase shares of Common Stock (including any associated Rights of the Company); and

                 (v) Stock purchase units representing ownership of Stock Purchase Contracts and any of (x) debt securities of the Company, (y) debt obligations of third parties, including U.S. Treasury Securities, or (z) preferred securities of any statutory business trust or trusts.

                 IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of September, 1998.



                                        /s/ Edward E. Williams
                                        ----------------------------
                                        Edward E. Williams




                                     -2-